THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2005

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of June l, 2005 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS9)

                        Residential Accredit Loans, Inc.
             (Exact name of registrant as specified in its charter)


              DELAWARE                  333-107959              51-0368240
    (State or Other Jurisdiction        (Commission          (I.R.S. Employer
          of Incorporation)            File Number)        Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                         55437
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code, is (952) 857-7000


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Item 8.01. Other Events.

        On June 29, 2005, the Registrant caused the issuance and sale of approximately $370,978,359 initial principal amount of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS9, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-P,
Class A-V, Class R-I, Class R-II, Class M-l, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer and Deutsche Bank Trust Company Americas, as Trustee.

        In connection with the sale of the Series 2005-QS9, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class
A-9, Class R-I, Class R-II, Class M-l, Class M-2 and Class M-3 Certificates, other than a de minimis portion of the Class R-I Certificates and Class R-II Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear Stearns & Co. Inc. and UBS Warburg LLC (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-107959, which Computational Materials are being filed manually as exhibits to this report.

        The Computational Materials have been provided by the Underwriters. The Computational Materials consist of the pages that appear after the Form SE cover sheet. THE UNDERWRITERS HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

        The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


Item 9.01. Financial Statements and Exhibits.

(a)     Financial Statements.

        Not applicable.
(b)     Pro Forma Financial Information.

        Not applicable.

(c)      Exhibits

ITEM 601(A) OF REGULATION S-K
EXHIBIT NO.               EXHIBIT NO.                DESCRIPTION
1                         99                         Computational Materials





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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL ACCREDIT LOANS, INC.


                                    By:    /s/ Heather Anderson
                                    Name:  Heather Anderson
                                    Title: Vice President



Dated: July 6, 2005





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                        EXHIBIT INDEX


Exhibit   Item 601(a) of                                 Sequentially Numbered
          Regulation S-K
 Number     Exhibit No.              Description                  Page

   1            99             Computational Materials       Filed Manually